EXHIBIT 10.2

SUPPORT AGREEMENT

THIS AGREEMENT is made as of the 22nd day of June, 2011

AMONG:

POLAR WIRELESS CORP., a corporation existing under the laws of the State of Nevada

(“Polar US”)

- and -

2240519 ONTARIO LIMITED, a corporation existing under the laws of the Province of Ontario

(“Callco”)

- and -

2230354 ONTARIO INC., a corporation existing under the laws of the Province of Ontario

(the “Company”)

WHEREAS pursuant to an amalgamation agreement dated the date hereof (the “Amalgamation Agreement”) among Polar Wireless Corporation (“Subco”), Polar US and the Company, the company formed by the amalgamation of Subco and the Company (“New Polar”) is to issue Class A non-voting shares (exercisable into Class A Exchangeable Shares) and Class B non-voting shares (exercisable into Class B Exchangeable Shares) to holders of common shares of the Company pursuant to the amalgamation (the “Amalgamation”) contemplated by the Amalgamation Agreement;

AND WHEREAS it is a condition to the Amalgamation Agreement that Polar US and Callco execute this Agreement;

NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby covenant and agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1	Defined Terms

Terms defined in the rights, privileges, restrictions and conditions (collectively, the “Exchangeable Share Provisions”) attaching to the Class A Exchangeable Shares and the Class B Exchangeable Shares attached as Appendix 1 to the Amalgamation Agreement and as set out in the Articles of Amalgamation of New Polar shall have the same meaning when such capitalized terms are used herein, unless the context requires otherwise.

1.2	Interpretation Not Affected by Headings

The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an “Article” or “section” followed by a number and/or a letter refer to the specified Article or section of this Agreement. The terms “this Agreement”, “hereof”, “herein” and “hereunder” and similar expressions refer to this agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3	Number, Gender

Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

1.4	Date for any Action

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day. For the purposes of this Agreement, a “Business Day” means any day other than a Saturday, Sunday or civic or statutory holiday in the City of Toronto, Ontario.

ARTICLE 2
COVENANTS OF POLAR US AND NEW POLAR

2.1	Covenants Regarding Class A Exchangeable Shares

So long as any Class A Exchangeable Shares not owned by Polar US or its Affiliates are outstanding, Polar US will:

(a)
not declare or pay any dividend on the Polar US Shares unless: (i) New Polar shall simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Exchangeable Share Provisions) on the Class A Exchangeable Shares; and (ii) New Polar shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such dividend on the Class A Exchangeable Shares;

(b)
advise New Polar sufficiently in advance of the declaration by Polar US of any dividend on Polar US Shares and take all such other actions as are reasonably necessary, in cooperation with New Polar, to ensure that the respective declaration date, record date and payment date for a dividend on the Class A Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on the Polar US Shares;

(c)	ensure that the record date for any dividend declared on Polar US Shares is not less than 10 Business Days after the declaration date of such dividend;

(d)
take all such actions and do all such things as are reasonably necessary or desirable to enable and permit New Polar, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Class A Exchangeable Share (other than Class A Exchangeable Shares owned by Polar US or its Affiliates) upon the liquidation, dissolution or winding-up of New Polar, the delivery of a Retraction Request by a holder of Class A Exchangeable Shares or a redemption of Class A Exchangeable Shares by New Polar, as the case may be, including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit New Polar to cause to be delivered Polar US Shares to the holders of Class A Exchangeable Shares in accordance with the provisions of Article 5, 6 or 7, as the case may be, of the Exchangeable Share Provisions;

(e)
take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Callco, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit Callco to cause to be delivered Polar US Shares to the holders of Class A Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be;

(f)
not (and will ensure that Callco and its Affiliates do not) exercise its vote as a shareholder of New Polar to initiate the voluntary liquidation, dissolution or winding-up of New Polar (or any other distribution of the assets of New Polar among its shareholders for the purpose of winding-up its affairs) nor take any action or omit to take any action (and will not permit Callco or any of its Affiliates to take any action or omit to take any action) that is designed to result in the liquidation, dissolution, or winding-up of New Polar or any other distribution of the assets of New Polar among its shareholders for the purpose of winding-up its affairs; and

(g)	waive (and will ensure that Callco and its Affiliates will waive) any entitlement to receive any dividends declared and paid on any Class A Exchangeable Shares held by Polar US and its Affiliates.

2.2	Covenants Regarding Class B Exchangeable Shares

So long as any Class B Exchangeable Shares not owned by Polar US or its Affiliates are outstanding, Polar US will:

(a)
take all such actions and do all such things as are reasonably necessary or desirable to enable and permit New Polar, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Class B Exchangeable Share (other than Class B Exchangeable Shares owned by Polar US or its Affiliates) upon the liquidation, dissolution or winding-up of New Polar, the delivery of a Retraction Request by a holder of Class B Exchangeable Shares or a redemption of Class B Exchangeable Shares by New Polar, as the case may be, including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit New Polar to cause to be delivered Polar US Preferred Shares to the holders of Class B Exchangeable Shares in accordance with the provisions of Article 5, 6 or 7, as the case may be, of the Exchangeable Share Provisions (once such Polar US Preferred Shares are created);

(b)
take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Callco, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit Callco to cause to be delivered Polar US Preferred Shares to the holders of Class B Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be (once such Polar US Preferred Shares are created); and

(c)
not (and will ensure that Callco and its Affiliates do not) exercise its vote as a shareholder of New Polar to initiate the voluntary liquidation, dissolution or winding-up of New Polar (or any other distribution of the assets of New Polar among its shareholders for the purpose of winding-up its affairs) nor take any action or omit to take any action (and will not permit Callco or any of its Affiliates to take any action or omit to take any action) that is designed to result in the liquidation, dissolution, or winding-up of New Polar or any other distribution of the assets of New Polar among its shareholders for the purpose of winding-up its affairs.

2.3	Segregation of Funds

Polar US will cause New Polar to deposit a sufficient amount of funds in a separate account of New Polar and segregate a sufficient amount of such other assets and property as is necessary to enable New Polar to pay dividends when due and to pay or otherwise satisfy its respective obligations under Article 5, 6 or 7 of the Exchangeable Share Provisions, as applicable.

2.4	Reservation of Polar US Shares and Polar US Preferred Shares

Polar US hereby represents, warrants and covenants in favour of New Polar and Callco that Polar US will, at all times while any Class A Exchangeable Shares (other than Class A Exchangeable Shares held by Polar US or its Affiliates) are outstanding, keep available, free from pre-emptive and other rights out of its authorized and unissued capital, such number of Polar US Shares (or other shares or securities into which Polar US Shares may be reclassified or changed as contemplated by section 2.7 hereof) (a) as is equal to the sum of (i) the number of Class A Exchangeable Shares issued and outstanding from time to time, and (ii) the number of Class A Exchangeable Shares issuable upon the exercise of all rights to acquire Class A Exchangeable Shares outstanding from time to time; and (b) as are now and may hereafter be required to enable and permit Polar US to meet its obligations under any security or commitment pursuant to which Polar US may now or hereafter be required to issue Polar US Shares to enable and permit Callco to meet its obligations under each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right and to enable and permit New Polar to meet its obligations hereunder and under the Exchangeable Share Provisions.

Polar US hereby further represents, warrants and covenants in favour of New Polar and Callco that, once such Polar US Preferred Shares are created, Polar US will, at all times while any Class B Exchangeable Shares (other than Class B Exchangeable Shares held by Polar US or its Affiliates) are outstanding, keep available, free from pre-emptive and other rights out of its authorized and unissued capital, such number of Polar US Preferred Shares (or other shares or securities into which Polar US Preferred Shares may be reclassified or changed as contemplated by section 2.7 hereof) (a) as is equal to the sum of (i) the number of Class B Exchangeable Shares issued and outstanding from time to time, and (ii) the number of Class B Exchangeable Shares issuable upon the exercise of all rights to acquire Class B Exchangeable Shares outstanding from time to time; and (b) as are now and may hereafter be required to enable and permit Polar US to meet its obligations under any security or commitment pursuant to which Polar US may now or hereafter be required to issue Polar US Preferred Shares to enable and permit Callco to meet its obligations under each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right and to enable and permit New Polar to meet its obligations hereunder and under the Exchangeable Share Provisions.

2.5	Notification of Certain Events

In order to assist Polar US to comply with its obligations hereunder and to permit Callco to exercise the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, New Polar will notify Polar US and Callco of each of the following events at the time set forth below:

(a)
in the event of any determination by the Board of Directors to institute voluntary liquidation, dissolution or winding-up proceedings with respect to New Polar or to effect any other distribution of the assets of New Polar among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

(b)
promptly, upon the earlier of receipt by New Polar of notice of and New Polar otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of New Polar or to effect any other distribution of the assets of New Polar among its shareholders for the purpose of winding up its affairs;

(c)	immediately, upon receipt by New Polar of a Retraction Request;

(d)	on the same date on which notice of redemption is given to holders of Class A Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Exchangeable Share Provisions;

(e)	on the same date on which notice of redemption is given to holders of Class B Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Exchangeable Share Provisions;

(f)
as soon as practicable upon the issuance by New Polar of any Class A Exchangeable Shares or rights to acquire Class A Exchangeable Shares (other than the issuance of Class A Exchangeable Shares and rights to acquire Class A Exchangeable Shares in connection with the redemption of the outstanding Class A non-voting common shares in the capital of New Polar following the Amalgamation); and

(g)
as soon as practicable upon the issuance by New Polar of any Class B Exchangeable Shares or rights to acquire Class B Exchangeable Shares (other than the issuance of Class B Exchangeable Shares and rights to acquire Exchangeable Shares in connection with the redemption of the outstanding Class B non-voting common shares in the capital of New Polar following the Amalgamation).

2.6	Delivery of Polar US Shares and Polar US Preferred Shares to New Polar and Callco

In furtherance of its obligations under Sections 2.1(d) and (e) and Sections 2.2(a) and (b) hereof, upon notice from New Polar or Callco of any event that requires New Polar or Callco to cause to be delivered Polar US Shares or Polar US Preferred Shares to any holder of Class A Exchangeable Shares or Class B Exchangeable Shares, as the case may be, Polar US shall forthwith issue and deliver or cause to be delivered to New Polar or Callco the requisite number of Polar US Shares or (once such Polar US Preferred Shares are created)Polar US Preferred Shares to be received by, and issued to or to the order of, the former holder of the surrendered Class A Exchangeable Shares or Class B Exchangeable Shares, as the case may be, as New Polar or Callco shall direct. All such Polar US Shares or Polar US Preferred Shares (once such Polar US Preferred Shares are created) shall be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance. In consideration of the issuance and delivery of each such Polar US Shares or Polar US Preferred Shares, New Polar or Callco, as the case may be, shall pay a cash purchase price (or shall issue shares of New Polar or Callco having a fair market value) equal to the fair market value of such Polar US Shares or Polar US Preferred Shares (once such Polar US Preferred Shares are created), to Polar US, or as Polar US shall direct.

2.7	Economic Equivalence

So long as Class A Exchangeable Shares not owned by Polar US or its Affiliates are outstanding:

(a)
Polar US will not, without prior approval of New Polar and the prior approval of the holders of the Class A Exchangeable Shares given in accordance with section 10.2 of the Exchangeable Share Provisions:

(i)
issue or distribute Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares) to the holders of all of the then outstanding Polar US Shares by way of stock dividend or other distribution, other than an issue of Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares) to holders of Polar US Shares who exercise an option to receive dividends in Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares) in lieu of receiving cash dividends;

(ii)
issue or distribute rights, options or warrants to the holders of all of the then outstanding Polar US Shares entitling them to subscribe for or to purchase Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares); or

(iii)
issue or distribute to the holders of all of the then outstanding Polar US Shares: (A) shares or securities of Polar US of any class other than Polar US Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Polar US Shares); (B) rights, options or warrants other than those referred to in section 2.7(a)(i) above; (C) evidences of indebtedness of Polar US; or (D) assets of Polar US, unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Class A Exchangeable Shares.

(b)
Polar US will not, without the prior approval of New Polar and the prior approval of the holders of the Class A Exchangeable Shares given in accordance with section 10.2 of the Exchangeable Share Provisions:

(i)	subdivide, redivide or change the then outstanding Polar US Shares into a greater number of Polar US Shares;

(ii)	reduce, combine, consolidate or change the then outstanding Polar US Shares into a lesser number of Polar US Shares; or

(iii)	reclassify or otherwise change Polar US Shares or effect an amalgamation, merger, reorganization or other transaction affecting Polar US Shares,

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Class A Exchangeable Shares.

(c)
Polar US will ensure that the record date for any event referred to in section 2.7(a) or 2.7(b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than five Business Days after the date on which such event is declared or announced by Polar US (with contemporaneous notification thereof by Polar US to New Polar).

(d)
The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in section 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on Polar US. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(i)	in the case of any stock dividend or other distribution payable in Polar US Shares, the number of such shares issued in proportion to the number of Polar US Shares previously outstanding;

(ii)
in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares), the relationship between the Canadian Dollar Equivalent of the exercise price of each such right, option or warrant and the Current Market Price of a Polar US Share;

(iii)
in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of Polar US of any class other than Polar US Shares, any rights, options or warrants other than those referred to in section 2.7(d)(ii) above, any evidences of indebtedness of Polar US or any assets of Polar US), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Polar US Share and the Current Market Price of a Polar US Share;

(iv)
in the case of any subdivision, redivision or change of the then outstanding Polar US Shares into a greater number of Polar US Shares or the reduction, combination, consolidation or change of the then outstanding Polar US Shares into a lesser number of Polar US Shares or any amalgamation, merger, reorganization or other transaction affecting Polar US Shares, the effect thereof upon the then outstanding Polar US Shares; and

(v)
in all such cases, the general taxation consequences of the relevant event to holders of Class A Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Polar US Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Class A Exchangeable Shares).

(e)
New Polar agrees that, to the extent required, upon due notice from Polar US, it will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by New Polar, or subdivisions, redivisions or changes are made to the Class A Exchangeable Shares, in order to implement the required economic equivalence with respect to the Polar US Shares and Class A Exchangeable Shares as provided for in this section 2.7.

So long as Class B Exchangeable Shares not owned by Polar US or its Affiliates are outstanding:

(a)
Polar US will not, without prior approval of New Polar and the prior approval of the holders of the Class B Exchangeable Shares given in accordance with section 10.2 of the Exchangeable Share Provisions:

(i)
issue or distribute Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares) to the holders of all of the then outstanding Polar US Shares by way of stock dividend or other distribution, other than an issue of Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares) to holders of Polar US Shares who exercise an option to receive dividends in Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares) in lieu of receiving cash dividends;

(ii)
issue or distribute rights, options or warrants to the holders of all of the then outstanding Polar US Shares entitling them to subscribe for or to purchase Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares); or

(iii)
issue or distribute to the holders of all of the then outstanding Polar US Shares: (A) shares or securities of Polar US of any class other than Polar US Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Polar US Shares); (B) rights, options or warrants other than those referred to in section 2.7(a)(i) above; (C) evidences of indebtedness of Polar US; or (D) assets of Polar US, unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Class B Exchangeable Shares.

(b)
Polar US will not, without the prior approval of New Polar and the prior approval of the holders of the Class B Exchangeable Shares given in accordance with section 10.2 of the Exchangeable Share Provisions:

(i)	subdivide, redivide or change the then outstanding Polar US Shares into a greater number of Polar US Shares;

(ii)	reduce, combine, consolidate or change the then outstanding Polar US Shares into a lesser number of Polar US Shares; or

(iii)
reclassify or otherwise change Polar US Shares or effect an amalgamation, merger, reorganization or other transaction affecting Polar US Shares, unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Class B Exchangeable Shares.

(c)
Polar US will ensure that the record date for any event referred to in section 2.7(a) or 2.7(b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than five Business Days after the date on which such event is declared or announced by Polar US (with contemporaneous notification thereof by Polar US to New Polar).

(d)
The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in section 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on Polar US. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(i)	in the case of any stock dividend or other distribution payable in Polar US Shares, the number of such shares issued in proportion to the number of Polar US Shares previously outstanding;

(ii)
in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Polar US Shares (or securities exchangeable for or convertible into or carrying rights to acquire Polar US Shares), the relationship between the Canadian Dollar Equivalent of the exercise price of each such right, option or warrant and the Current Market Price of a Polar US Share;

(iii)
in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of Polar US of any class other than Polar US Shares, any rights, options or warrants other than those referred to in section 2.7(d)(ii) above, any evidences of indebtedness of Polar US or any assets of Polar US), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Polar US Share and the Current Market Price of a Polar US Share;

(iv)
in the case of any subdivision, redivision or change of the then outstanding Polar US Shares into a greater number of Polar US Shares or the reduction, combination, consolidation or change of the then outstanding Polar US Shares into a lesser number of Polar US Shares or any amalgamation, merger, reorganization or other transaction affecting Polar US Shares, the effect thereof upon the then outstanding Polar US Shares; and

(v)
in all such cases, the general taxation consequences of the relevant event to holders of Class B Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Polar US Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Class B Exchangeable Shares).

(e)
New Polar agrees that, to the extent required, upon due notice from Polar US, it will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by New Polar, or subdivisions, redivisions or changes are made to the Class B Exchangeable Shares, in order to implement the required economic equivalence with respect to the Polar US Shares and Class B Exchangeable Shares as provided for in this section 2.7.

2.8	Tender Offers

In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Polar US Shares (an “Offer”) is proposed by Polar US or is proposed to Polar US or its shareholders and is recommended by the board of directors of Polar US, or is otherwise effected or to be effected with the consent or approval of the board of directors of Polar US, and the Class A Exchangeable Shares are not redeemed by New Polar or purchased by Callco pursuant to the Redemption Call Right, Polar US will use its commercially reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Class A Exchangeable Shares (other than Polar US and its Affiliates) to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Polar US Shares, without discrimination. Without limiting the generality of the foregoing, Polar US will use its commercially reasonable efforts expeditiously and in good faith to ensure that holders of Class A Exchangeable Shares may participate in all such Offers without being required to retract Class A Exchangeable Shares as against New Polar (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of New Polar to redeem (or Callco to purchase pursuant to the Redemption Call Right) Class A Exchangeable Shares, as applicable, in the event of a Polar US Control Transaction.

2.9	Ownership of Outstanding Shares

Without the prior approval of New Polar and the prior approval of the holders of the Class A Exchangeable Shares given in accordance with section 10.2 of the Exchangeable Share Provisions, Polar US covenants and agrees in favour of New Polar that, as long as any outstanding Class A Exchangeable Shares are owned by any person other than Polar US or any of its Affiliates, Polar US will be and remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of New Polar and Callco.

Without the prior approval of New Polar and the prior approval of the holders of the Class B Exchangeable Shares given in accordance with section 10.2 of the Exchangeable Share Provisions, Polar US covenants and agrees in favour of New Polar that, as long as any outstanding Class B Exchangeable Shares are owned by any person other than Polar US or any of its Affiliates, Polar US will be and remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of New Polar and Callco.

2.10	Polar US and Affiliates Not to Vote Exchangeable Shares

Polar US covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Class A Exchangeable Shares held by it and its Affiliates for the sole purpose of attending each meeting of holders of Class A Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Polar US further covenants and agrees that it will not, and will cause its Affiliates not to, exercise any voting rights which may be exercisable by holders of Class A Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the OBCA (or any successor or other corporate statute by which New Polar may in the future be governed) with respect to any Class A Exchangeable Shares held by it or by its Affiliates in respect of any matter considered at any meeting of holders of Class A Exchangeable Shares.

Polar US further covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Class B Exchangeable Shares held by it and its Affiliates for the sole purpose of attending each meeting of holders of Class B Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Polar US further covenants and agrees that it will not, and will cause its Affiliates not to, exercise any voting rights which may be exercisable by holders of Class B Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the OBCA (or any successor or other corporate statute by which New Polar may in the future be governed) with respect to any Class B Exchangeable Shares held by it or by its Affiliates in respect of any matter considered at any meeting of holders of Class B Exchangeable Shares.

2.11	Specified Amount

The specified amount with respect to a Class A Exchangeable Share for the purposes of subsection 191(4) of the Income Tax Act (Canada) is $1.00, which amount is the fair market value of the consideration for which the Class A Exchangeable Share is issued.

The specified amount with respect to a Class B Exchangeable Share for the purposes of subsection 191(4) of the Income Tax Act (Canada) is $1.00, which amount is the fair market value of the consideration for which the Class B Exchangeable Share is issued.

ARTICLE 3
POLAR US SUCCESSORS

3.1	Certain Requirements in Respect of Combination, etc.

Polar US shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

(a)
such other person or continuing corporation (the “Polar US Successor”) by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the Polar US Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Polar US Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Polar US under this Agreement; and

(b)
such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder.

3.2	Vesting of Powers in Successor

Whenever the conditions of section 3.1 have been duly observed and performed, the parties, if required by section 3.1, shall execute and deliver a supplemental agreement hereto and thereupon such Polar US Successor shall possess and from time to time may exercise each and every right and power of Polar US under this Agreement in the name of Polar US or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of Polar US or any officers of Polar US may be done and performed with like force and effect by the directors or officers of such Polar US Successor.

3.3	Wholly-Owned Subsidiaries

Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of Polar US with or into Polar US or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Polar US provided that all of the assets of such subsidiary are transferred to Polar US or another wholly-owned direct or indirect subsidiary of Polar US and any such transactions are expressly permitted by this Article 3.

ARTICLE 4
GENERAL

4.1	Term

This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Class A Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Class A Exchangeable Shares) or Class B Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Class B Exchangeable Shares) are held by any person other than Polar US and any of its Affiliates.

4.2	Changes in Capital of Polar US and New Polar

At all times after the occurrence of any event contemplated pursuant to sections 2.7 or 2.8 hereof or otherwise, as a result of which Polar US Shares, Polar US Preferred Shares, Class A Exchangeable Shares, Class B Exchangeable Shares or any of them are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which the Polar US Shares, the Polar US Preferred Shares, the Class A Exchangeable Shares and/or the Class B Exchangeable Shares are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3	Severability

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.4	Amendments, Modifications

This Agreement may not be amended or modified except by an agreement in writing executed by New Polar, Callco and Polar US and approved by, as applicable, the holders of the Class A Exchangeable Shares in accordance with section 10.2 of the Exchangeable Share Provisions or the holders of the Class B Exchangeable Shares in accordance with section 10.2 of the Exchangeable Share Provisions.

4.5	Administrative Amendments

Notwithstanding the provisions of section 4.4, the parties may in writing at any time and from time to time, without the approval of, as applicable, the holders of the Class A Exchangeable Shares or the Class B Exchangeable Shares, amend or modify this Agreement for the purposes of:

(a)
adding to the covenants of any or all parties provided that the board of directors of each of New Polar, Callco and Polar US shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the holders of the Class A Exchangeable Shares or the Class B Exchangeable Shares;

(b)
making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the board of directors of each of New Polar, Callco and Polar US, it may be expedient to make, provided that each such board of directors shall be of the good faith opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Class A Exchangeable Shares or the Class B Exchangeable Shares; or

(c)
making such changes or corrections which, on the advice of counsel to New Polar, Callco and Polar US, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Boards of Directors of each of New Polar, Callco and Polar US shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Class A Exchangeable Shares or the Class B Exchangeable Shares.

4.6	Meeting to Consider Amendments

New Polar, at the request of Polar US, shall call a meeting or meetings of the holders of the Class A Exchangeable Shares and/or or the Class B Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the bylaws of New Polar, the Exchangeable Share Provisions and all applicable laws.

4.7	Amendments Only in Writing

No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

4.8	Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

4.9	Notices to Parties

All notices and other communications between the parties to this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for any such party as shall be specified in like notice):

(a)           if to Polar US or to Callco, to:

100 York Boulevard
Suite 600
Richmond Hill, Ontario
L4B 1J8
Attention: George Perlin

with a copy (which shall not constitute notice) to:

Goodmans LLP
Suite 3400
Bay Adelaide Centre
333 Bay Street
Toronto, ON  M5H 2S7
Attention:  Avi S. Greenspoon
Fax:  (416) 979-1234

 (b)           if to New Polar, to:

100 York Boulevard
Suite 600
Richmond Hill, Ontario
L4B 1J8
Attention: George Perlin

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

4.10	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.11	Jurisdiction

This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

4.12	Attornment

Polar US agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any final judgment of the said court, and not to seek, and hereby waives any review of the merits of any such judgment by the courts of any other jurisdiction. Polar US hereby appoints New Polar at its registered office in the Province of Ontario as attorney for service of process.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

POLAR WIRELESS CORP.

Per:	/s/ George Perlin
Name: Title:

2240519 ONTARIO LIMITED

Per:	/s/ Shane G. Carroll
Name: Shane G. Carroll Title: President

2230354 ONTARIO INC.

Per:	/s/ Vladimir Aleynikov
Name: Vladimir Aleynikov Title: Director